Exhibit 99.2

May 11, 2022 FREYR 1Q 2022 Earnings Call

2 Important notices Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding FREYR's anticipated path to commercialization; the development, timeline, capacity and other usefulness of FREYR’s CQP and planned Gigafactories; the realization of FREYR’s capital spending plan; the progress and development of customer relationships and offtake agreements and supply chain partnerships; the success of any capital raising paths, including securing financial support from governments, to fund FREYR’s planned expansion; FREYR’s ability to secure additional raw materials or finalize pricing terms of secured key raw materials capacity; the realization of FREYR's supply chain strategy and augmented value proposition; FREYR’s finalization of any joint ventures; FREYR's growing pipeline of commercial opportunities; FREYR’s ability to convert any conditional agreements into definitive agreements; the development and growth of FREYR's target markets; the scale and arrangements for any FREYR production facilities; FREYR's ability to achieve its ambition to localize and decarbonize its global supply chain; the expected delivery times of any cell casting and unit assembly equipment; and FREYR's ability to grow its customer portfolio and secure capital to fund expansion are forward - looking statements. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on August 9, 2021, as amended, and (ii) FREYR’s annual report on Form 10 - K filed with the Securities and Exchange Commission on March 9, 2022, and available on the SEC’s website at www.sec.gov . Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward - looking statements.

• Key takeaways • Commercial developments • Market developments • FREYR’s augmented value proposition • Operations and supply chain update • Financial overview • Strategic priorities • Q&A 3 Today’s Agenda

Key Takeaways for 1Q 2022 Strong momentum on key commercial, operational and financial objectives Signed Conditional Offtake Agreements (COAs) Exceed 100 GWh through 2030: » Recently signed COAs with Powin Energy and two leading ESS players for more than 50 GWh from 2024 - 2030 » Five COAs signed to date totaling >100 GWh of cumulative volumes with leading stakeholders across global ESS landscape » Combined COAs equate to >80% of nameplate capacity from 2024 - 2030, supporting planned FID for combined Gigafactory 1&2 Maintaining H2 2022 startup target for CQP: » Factory acceptance testing is next milestone on path to start of production (SOP) » FREYR Board of Directors has sanctioned construction of Mo I Rana testing center » Targeting completion of testing center to coincide with start of production at CQP Progressing towards FID on combined Gigafactory 1&2: » Pre - construction site preparation ongoing » Finalizing technical project plan for board approval in June » FREYR Board of Directors has sanctioned capital spending to order long - lead time items Financing Plan: » Oscar Brown appointed as CFO in April 2022 » Accelerating discussions of grants, guarantees, and other debt - based potential financing options in Norway » Potential for additional grants and financing support from EU - based government institutions » Engagement initiated with U.S. Department of Energy to explore support for ongoing U.S. expansion » Strong interest in FREYR from strategic, industrial and financial institutions to finance growth ambitions » FREYR’s strong balance sheet enables flexibility while navigating volatile market conditions Converting Initial COAs to Definitive Sales Agreements (DSAs): » In advanced closing negotiations to finalize terms and conditions with Honeywell and global ESS player » DSAs are catalysts to unlock attractive financing solutions Combined Gigafactory 1&2 4D model in development

Accelerating Commercial Traction

Recent wins augmented by expanding pipeline of opportunities

Commercial Discussions

Multiple commercial discussions ongoing across all market verticals

>200 GWh per year of potential demand by 2030

To unlock FIDs for potential future Gigafactories globally

Commercial offtake negotiations

Several conditional offtake agreements in advanced negotiations

~100 GWh of potential demand from 2024–2030

Potential to book first customer in commercial mobility segment

Signed COAs

Five agreements signed with major ESS players

>100 GWh of cumulative volumes from 2024–2030

Signed COAs equate to >80% of planned nameplate capacity of combined Gigafactories 1 & 2 at Mo i Rana[1]

Potentially unlocks accelerated development of Gigafactories in Norway, U.S. and Finland

Definitive Sales Agreements

Initial two COAs with Honeywell and global ESS player in advanced stages of anticipated conversion to bankable sales agreements

50 GWh of demand from 2023–2030

Conversion unlocks FID on combined Gigafactory 1&2 and project financing element of capital formation plan

Momentum building across ESS, commercial mobility and passenger EV segments in Europe and U.S.

[1] Projected nameplate capacity of 18 GWh per annum for combined Gigafactory 1 & 2 starting ramp-up in 1H-2024.

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Major Commercial Wins

Three COAs signed with prominent ESS players in recent weeks

Powin LLC	Major U.S. Renewables Player	Leading Global Storage Systems Integrator
• 28.5 GWh from 2024 - 2030 • Powin is a leading U.S. based battery energy storage solutions provider • Powin offers integrated hardware and software configurations at utility scale across several use cases • Initial cell deliveries from Mo i Rana with prospective future collaboration in U.S.	• ~10 GWh from 2025 – 2030 for ESS applications • Agreement through FREYR's U.S. joint venture with Koch Strategic Platforms • Cells to be delivered from FREYR's first planned Gigafactory in U.S. • Contemplated support from U.S. Department of Energy • Two-way agreement under which customer is expected to supply renewable power to the Gigafactory	• 15 GWh from 2023 - 2027 • Cell deliveries to originate from Mo i Rana

Revenue visibility from recent COAs expected to support development of capacity beyond combined Gigafactory 1 & 2

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Market Developments Aligning with FREYR’s Strategy Geostrategic considerations and raw materials constraints underscore potential value of developing localized battery supply chains “. . . the DPA will be authorized to support the production and processing of minerals and materials used for large capacity batteries – such as lithium, nickel, cobalt, graphite, and manganese. . . ” - March 31 st White House Fact Sheet How a battery shortage could threaten US national security By Matt McFarland , CNN Business Porsche Taycan Production Halted Due To Components Shortage The parts supply issue spreads in Europe to more brands. JVs & Licensing Form joint sourcing and JV/Licensing partnerships Inputs Control key inputs upstream of cell production Technology Integrate technology offerings of key offtake customers and establish partnerships across technology spectrum Sustainability Decarbonize and localize with Gigafactory clusters Profitability Harvest financial benefits of decarbonized battery production Key elements of FREYR’s supply chain strategy FREYR targets to localize and decarbonize 75% of global supply chain by 2026 to secure supply and further reduce costs

FREYR’s Augmented Value Proposition Evolving our strategy to maximize sustainable value creation Cell Manufacturing Battery Value Chain Pack/Module Integration Cell Recycling Processing & Refining Mining Targeted Businesses Joint Development Opportunities SemiSolid TM Technology Spectrum Conventional Solid State Targeted Scope Value Chain Integration FREYR’s Development Strategy Technology Diversification Cathode materials Anode materials Electrolyte materials Seperator materials

Operations Update

CQP and combined Gigafactory 1&2 development progressing steadily



Activity ramping up in Mo i Rana

Construction of CQP and pre-construction work on Gigafactory 1&2

Despite Covid and supply chain distortions, FREYR's teams are executing to plan



Progressing towards CQP factory acceptance testing in H2 2022

Key milestone ahead of planned Start of Production at CQP later this year

Detailed project execution plan on CQP was put in place ahead of July 2021 FID



Combined Gigafactory 1&2 on path to FID

Kicking off additional pre-construction investments

Technical teams preparing FID project plan for FREYR's Board of Directors. Key elements include building & infrastructure and finalized design of production equipment

Committing to deliver and delivering on our commitments

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10 Establishing FREYR’s Supply Chain Finalizing raw materials sourcing and initiating localization strategy Key raw materials capacity largely secured – pricing terms to be negotiated Business plan development underway to support FID on proposed joint venture LFP cathode plant with Aleees in Nordic region Cathode accounts for up to 70% of raw materials required to produce LFP cells Substantial projected decarbonization benefit from localizing cathode production Intention to arrive at FID on LFP cathode plant in parallel with combined Gigafactory 1 &2 Committing to deliver and delivering on our commitments Proposed simplified FREYR LFP supply chain

11 Financing Our Growth Advancing several initiatives to support capital formation Government Support • Engaged with government entities in Norway, U.S. and EU to explore funding mechanisms • Establishing local battery value chains has become an elevated national security priority • Grants, bridge loans, and direct lending among the structures under consideration Project Financing • Working with our agent banks, ECAs and other government entities. Bank market is supportive of FREYR’s story • Additional progress on offtakes, project sourcing, etc. required to formally launch process • Project financing is inherently time intensive Other Capital Sources • Continuing to monitor and evaluate wide range of financing options in private and public capital markets • Market conditions and additional commercial traction will shape opportunities

12 Financial Update Focused on securing financing to fund FREYR’s planned capacity expansion FREYR 4Q – 1Q Cash Bridge Strong Liquidity and Balance Sheet Ended 1Q 2022 with $525 million of cash, cash equivalents and restricted cash Financial Outlook Cash burn rate will increase modestly in 2Q with ramp up of construction activity Prioritizing capital formation to fund business development and growth capital spending

Delivering on our Strategy

Key near-term objectives tied to Speed, Scale and Sustainability

Fund the expansion

- Capital formation plan accelerating on multiple paths
- Intention to prioritize speed and optimize cost of capital
- Secure Norwegian, EU & U.S. governmental support across capital structure

Establish operations and supply chain

- Releasing additional capex for pre-construction at Gigafactory 1&2
- Reach FID on Gigafactory 1&2 in parallel with proposed LFP cathode plant

Leverage commercial momentum

- Convert initial COAs in ESS to DSAs exceeding 100 GWh by 2030
- Secure additional COAs in ESS and mobility with ~100 GWh by 2030
- Secure commercial mobility and EV commitments >100 GWh/year by 2030

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Q&A